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                                                                   Exhibit 10.17
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                         STANDARD FORM OF OFFICE LEASE
                    The Real Estate Board of New York, Inc.
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      Agreement of Lease, made as of this 25th day of June 1996, between BRAUN
MANAGEMENT INC. of 160 Broadway, New York, NY AS AGENT FOR BOWLING GREEN ASSOCIATES L.P. party of the first part, hereinafter referred to as OWNER, and GLOBECOMM, INC., a Delaware corporation, with an office at 55 Broad Street, New York, NY party of the second part, hereinafter referred to as TENANT,

      Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 660 (hereinafter the "Demised Premises") in the building known as 11 Broadway in the Borough of Manhattan, City of New York, for the term of Five years See Paragraph 37.01 (or until such term shall sooner cease and expire as hereinafter provided) to commence on the day of ______ nineteen hundred and _____, and to end on the ___ day of ____ and See Paragraph 37.01 both dates inclusive, at an annual rent rate of See Paragraph 37.02 which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first ___ monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:        1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy    2. Tenant shall use and occupy demised premises for general and executive offices for computer consultants and learned professionals, excluding medical and for no other purpose.

Tenant Alterations:

            3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filled against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

            4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating system (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

            5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

            6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to
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Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

            7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity:

            8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice form Owner, will at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

            9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tentant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligations to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all rights of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

            10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

            11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

            12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

            13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss of interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the

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Rider to be added if necessary.
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same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

            14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

            15. Tenant will not at any time use or occupy the demised premised in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

            16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of the court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

            (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installments of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discontinued to the date of termination at the rate of four percent (4%) per annum. If such premise or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemend to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

            17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default with such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

            (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver or Redemption:

            18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as of re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

            19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in any emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payments of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interests and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten
(10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management:

            20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public part of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of the Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

            21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, casements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties here to are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

            22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

            23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

            24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

            25. The failure of the Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or surrender of the premises.

Waiver of Trial by Jury:

            26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

            27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any services expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

            28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Rider to be added if necessary.

Services Provided by Owners:

            29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilation system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense.

RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:

            30. The Captions are inserted only as a matter or convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

            31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation Shoring:

            32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

            33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:

34. Tenant has deposited with Owner the sum of $6,250.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sums as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be retired to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate:

35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

----------
Space to be filled in or deleted.
See Rider - 10 Pages Annexed (Rider B)

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                         BRAUN MANAGEMENT INC. AS AGENT FOR
                                         BOWLING GREEN ASSOCIATES, L.P.
Witness for Owner:                       ---------------------------------------


                                         By: /s/ [ILLEGIBLE]
----------------------------             ---------------------------------------


                                         GLOBECOMM, INC.
Witness for Tenant:                      ---------------------------------------


                                         By: /s/ [ILLEGIBLE]
----------------------------             ---------------------------------------

                                ACKNOWLEDGEMENTS

CORPORATE OWNER
STATE OF NEW YORK,      ss.:
County of

   On this  day of     , 19  , before me personally came                      ,
to me known, who being by me duly sworn, did depose and say that he resides in
                                     ; that he is the
of                              the corporation described in and which executed
the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                   ------------------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK       ss.:
County of

   On this  day of     , 19  , before me personally came
to be known and known to me to be the individual                  described in
and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

                   ------------------------------------------

CORPORATE TENANT
STATE OF NEW YORK,      ss.:
County of

   On this  day of     , 19  , before me personally came                      ,
to me known, who being by me duly sworn, did depose and say that he resides in
                                     ; that he is the
of                              the corporation described in and which executed
the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                   ------------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK       ss.:
County of

   On this  day of     , 19  , before me personally came
to be known and known to me to be the individual                  described in
and who, as TENANT, executed the foregoing instrument and acknowledged to me
that                   he executed the same.

                   ------------------------------------------

                                    GUARANTY

      FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:                                       19
      --------------------------------------   -----

--------------------------------------------
Guarantor

--------------------------------------------
Witness

--------------------------------------------
Guarantor's Residence

--------------------------------------------
Business Address

--------------------------------------------
Firm Name

STATE OF NEW YORK  )    ss.:

COUNTY OF          )

On this     day of    , 19  , before me personally came ________________________
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                                 -------------------------------
                                                              Notary

                  [CLIP ART] IMPORTANT - PLEASE READ [CLIP ART]

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators. vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, as Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation or the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort said separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

Address 11 Broadway

Premises Suite 660

================================================================================

BRAUN MANAGEMENT INC. AS AGENT FOR
BOWLING GREEN ASSOCIATES, L.P.

                       TO

GLOBECOMM, INC.

================================================================================
                                STANDARD FORM OF

                           [GRAPHIC] Office [GRAPHIC]
                                     Lease

                    The Real Estate Board of New York, Inc.

                    (C) Copyright 1994. All rights Reserved.
                          Reproduction in whole or in
                                part prohibited.
================================================================================

Dated June 25, 1996

Rent Per Year

Rent Per Month

Term
From
To

Drawn by
         -------------------

Checked by
           -----------------

Entered by
           -----------------

Approved by
            ----------------

================================================================================

                                                                         Rider B

              RIDER ATTACHED TO AND MADE A PART OF OFFICE LEASE BY
               AND BETWEEN BRAUN MANAGEMENT INC. OF 160 BROADWAY,
            NEW YORK, NY AS AGENT FOR BOWLING GREEN ASSOCIATES, L.P.
                                  ("Landlord")
                         and GLOBECOMM, INC., ("Tenant")

      37.01. The term of this Lease shall begin on July 1, 1996 (the "Term Commencement Date"). The term of the Lease shall expire (The "Expiration Date") June 30, 2001 except as provided for in Article 48.

      37.02. The rent (the "Base Rent" or "Fixed Rent") which Tenant agrees to pay in advance monthly installments shall be due and payable on the first day of each and every calendar month beginning on the term Commencement Date continuing through the lease term and shall be paid at the following rates:

      For the two years and six months July 1, 1996 to December 31, 1998 at the rate of THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($37,500.00) per annum, payable in equal monthly installments of THREE THOUSAND ONE HUNDRED TWENTY FIVE DOLLARS ($3,125.00).

      For the two years and six months January 1, 1999 to June 30, 2001 at the rate of FORTY TWO THOUSAND FIVE HUNDRED DOLLARS ($42,500.00) per annum, payable in equal monthly installments of THREE THOUSAND FIVE HUNDRED FORTY ONE DOLLARS AND SIXTY SEVEN CENTS ($3,541.67).

      37.03. Tenant shall accept the Premises in "as is" condition except Landlord shall, at or about the the Term Commencement Date, at Landlord's expense, clean and dust Premises to "broom clean" condition, clean existing carpeting in Premises and carpeting adjacent to bathroom on floor in public corridor, clean bathroom and make bathroom fixtures operable, clean and repair windows of Premises, clean existing Venetian blinds and remove or enclose existing exposed wiring. On or about the first anniversary of the Term Commencement Date Landlord will paint walls and trim of the Premises in color to be selected by Tenant from Landlord's standard paint chart.

      37.05. Provided Tenant has duly performed all of the terms and conditions of this Lease on its part to be performed, and all Base Rent and additional rents then accruing and due pursuant to this Lease shall then have been paid in full, Tenant shall receive as a concession from the Landlord the privilege of not paying the monthly installments of Base Rent which shall become due on July 1, 1997, August 1, 1997 and September 1, 1997.

      38.01. As used in this Article the words and terms which follow mean and include the following:

      (a) "Tax Year" shall mean each period of twelve months, commencing on the first day of July of each such period, in which occurs any part of the term of this Lease or such other fiscal year as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

      (b) "Operation Year" shall mean each calendar year, subsequent to the calendar year 1996 in which occurs any part of the term of this Lease.

      (c) "Tenant's Proportionate Share" shall mean sixty three hundredths of one percent (.63%).

      (d) "Area of the Premises" shall mean the rentable square foot area of the Demised Premises (which the parties have agreed shall be 2,500 square feet for the purposes of this Article).

      (e) "Real Estate Tax" shall mean any and all taxes and assessments (including, without limitation, special and extraordinary assessments) imposed upon the Building(s) and the Land(s) of which the Demised Premises forms a part. If there is a change in the method of taxation which results in any franchise, income, rent, profit or other tax, however designated, being levied against Landlord and/or the owner of the Land(s) and Building(s) in substitution of, or in addition to any Real Estate Tax, in whole or in part, such tax or taxes shall be considered to be a Real Estate Tax for the purposes hereof.

      (f) "Real Estate Tax Base" shall mean the Real Estate Taxes for the one fiscal period (i.e., July 1 to June 30) of 1996/97.

      (g) "Hourly Wage Rate" as respects any Operation Year shall mean the minimum hourly wage prescribed to be paid to the workers described below, appropriately adjusted from time to time to reflect changes in fringe benefits required by law or by applicable labor agreements and computed on an hourly basis, in major office buildings (hereinafter called "Class A Office Buildings") and in effect as of January 1 in such Operation Year (or if such rate and/or benefits shall be subject to change during an Operation Year then the average thereof for such Operation Year as reasonably estimated or calculated by Landlord) pursuant to an agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Service Employees International Union, AFL-CIO (or any successor thereto) covering the wage rates of those workers classified as "Others" (or any successor or equivalent designation) in Class A Office Buildings which said minimum hourly wage rates shall be computed on the basis of the total weekly amount required to be paid to said workers in the Building for regular work weeks (exclusive of any overtime or premium pay work in such regular work weeks.) Such total weekly amounts shall be inclusive of all payments or benefits of every nature and kind (including those required to be paid by the employer directly to the taxing authorities or others on account of the employment) such as, without limiting the generality of the foregoing, social security, unemployment and all other similar taxes, holiday and vacation pay, incentive pay, accident, health and welfare insurance programs, pension plans, guarantee pay plans and supplemental unemployment benefit programs, and fringe benefits, payments, plans or programs of a similar or dissimilar nature, irrespective of whether they may be required or provided for in any applicable law or regulation or otherwise. If there is no such agreement in effect as of any such January 1 by which the Hourly Wage Rate is determinable, computations and payments shall thereupon be made upon the basis of the Hourly Wage Rate being paid by the Landlord or by the contractor performing the cleaning services for Landlord on such January 1 for porters or cleaners, as the case may be, and appropriate retroactive adjustment shall thereafter be made when the Hourly Wage Rate paid on such January 1 pursuant to such agreement for said workers is finally determined and provided further that if as of the last day of such Operation Year no such agreement covering the January 1 occurring in such Operation Year shall have been in effect, the Hourly Wage Rate paid by the landlord or by the contractor performing the cleaning services for landlord on such January 1 for porters and cleaners shall be for all purposes hereof deemed to be such Hourly Wage Rate prescribed by such agreement between said Board (or any successor thereto) and said Union (or any successor thereto) for such Operation Year. It is understood that the definitions set forth in this paragraph and related definitions set forth elsewhere in this Article are designed to provide an escalation index only, and no express or implied representation is made that the additional rental derived from such index will bear any relationship to actual operating expenses of Landlord.

      (h) "Labor Rate" for any Operation Year shall mean the Hourly Wage Rate for workers classified as "Others."

      (i) "Base Labor Rate" shall mean the Labor Rate for the calendar year
1996.

      (j) "Escalation Statement" shall mean statement in writing signed by landlord, setting forth the amount payable by Tenant for a specified Tax Year or Operation Year (as the case may be) pursuant to this Article.

      38.02. If the Real Estate Taxes for any Tax Year shall be greater than the Real Estate Tax Base, Tenant shall pay the Landlord as additional rent for the Demised Premises for such Tax Year an amount equal to Tenant's Proportionate Share of the difference between Real Estate Taxes for such Tax Year and the Real Estate Tax Base.

      38.02.1. In no event shall the additional rent under Article 38.02 be increased in any Tax Year in excess of $1,000 per annum over that of the prior Tax Year on a cumulative basis (hereinafter "CAP"). For example, assuming Tenant's Proportionate Share of Real Estate Taxes in 1997/98 exceeds Tenant's Proportionate Share of the Real Estate Tax Base 1996/97 by $1,250 in 1998/99 by $1,750. and in 1999/2000 by $3,750, the additional rents (a.r.) resulting from application of Article 38.02 will be as follows:

   Tax                        Real Estate Tax
   Year                       Escalation Before Cap          CAP
   ----                       ---------------------          ---

   1997/98                    $1,250                  a.r. = $1,000
   1998/99             a.r. = $1,750                         $2,000
   1999/2000                  $3,750                  a.r. = $3,000

      38.03. If the Labor Rate for any Operation Year shall be greater than the Base Labor Rate, Tenant shall pay to Landlord as additional rent for the Demised Premises for such Operation Year an amount equal to the product obtained by multiplying the Area of the Premises by the number of cents (including any fraction of a cent) by which the Labor Rate for such Operation Year exceeds the Base Labor Rate.

      38.03.1. In no event shall the additional rent under Article 38.03 be increased in any Operation Year in excess of $1,250 dollars per annum over that of the prior Operation Year on a cumulative basis (hereinafter "CAP"). For example, assuming that, in 1997 the Labor Rate exceeds the Base Labor Rate by $.60, in 1998 by $.90 and in 1999 by $1.80, the additional rents (a.r.) resulting from application of Article 38.03 will be as follows:

                                                  ANNUAL LABOR
                                                  RATE ESCALA-
OPERATION     AREA OF    LABOR RATE               TION BEFORE
YEAR         PREMISES X DIFFERENTIAL              CAP                    CAP
----         --------   ------------              ---                    ---

1997          2,500'  X  $.60                     $1,500          a.r. = $1,250
1998          2,500"  X  $.90              a.r. = $2,250                 $2,500
1999          2,500'  X $1.80                     $4,500          a.r. = $3,750

      38.04. Any such adjustment payable by reason of the provisions of Section
38.02 hereof shall be payable within fifteen (15) days after Landlord shall furnish to Tenant an Escalation Statement with respect to Real Estate Taxes for any Tax Year.

      38.05. Any such adjustment payable by reason of the provisions of Section
38.03 shall commence as of the first day of the relevant Operation Year and, after Landlord shall furnish Tenant with an Escalation Statement relating to such Operation Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article, provided however, that if said Escalation Statement is furnished to Tenant after the commencement of such Operation Year, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the part of such Operation Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant.

      38.06. In the event (i) that the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year or an Operation Year, or (ii) of any increase or decrease in the Area of the Demised Premises (as may be provided herein), then in each such event in applying the provisions of this Article with respect to any Tax year or Operation Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article taking into consideration: (a) the portion of such Tax Year or Operation Year which shall have elapsed prior to the date of such expiration or termination; or (b) in the case of any such increase or decrease, the portion of the Demised Premises to which the same relate. Similarly, if the term of this Lease shall begin or end on a date which is not the first (with respect to term commencement) or the last

(with respect to expiration or termination) day of a calendar month, appropriate adjustments shall be made to Fixed Rent and additional rent for the first or last month of the term, as the case may be, to reflect the portion of a month falling within the term of this Lease. However, nothing contained herein shall relieve Tenant of liability for all Fixed Rent and additional rent which would have been due following termination for Tenant's default.

      38.07. Payments shall be made pursuant to this Article notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this Lease.

      38.08. In case the Real Estate Taxes for any Tax Year or part thereof shall be reduced before Tenant shall have paid Tenant's Proportionate Share of any excess thereof in respect of such Tax year pursuant to Section 38.02 hereof, the Real Estate Taxes for such Tax Year shall be deemed to include any expenses, including counsel fees, incurred by Landlord in connection with reducing the assessed valuation and/or in obtaining such reduction.

      38.09. In case the Real Estate Taxes for any Tax Year or part thereof shall be reduced after Tenant shall have paid Tenant's Proportionate Share of any excess thereof in respect of such Tax Year pursuant to Section 38.02 hereof, Tenant shall be entitled to receive Tenant's Proportionate Share of such reduction after Landlord's receipt of a refund or credit for said reduction, provided, however, that the Real Estate Taxes for such Tax Year shall be deemed to include any expenses, including counsel fees, incurred by Landlord in connection with obtaining said reduction.

      39.01. Landlord will furnish electricity to the Tenant through presently installed electrical facilities for Tenant's reasonable use of lighting, electrical appliances and other equipment, and in consideration thereof Tenant agrees that the rent reserved in the within Lease shall be increased by a sum effective as of the commencement of this Lease of $6,250.00 per annum, payable in equal installments of $520.83 per month. In the event the Landlord believes that the electricity cost is at any time greater than the aforementioned sum (or such additional rent for electricity as may hereafter be determined), the Tenant agrees that an independent electrical consultant, selected by the Landlord, may make a survey of the electrical equipment consuming electricity located inside and outside the Demised Premises (but equipment located outside, e.g. air conditioners, shall be included only to the extent that the same serve the Demised Premises) to determine the increase in rent due to electricity ("Landlord's Survey"). The Tenant agrees to pay the new electricity rent charge as determined by the electrical consultant effective as of the date of the Landlord's Survey. In the event Tenant is unwilling to accept the findings of Landlord's Survey Tenant may, at Tenant's sole cost and expense engage an independent electrical consultant of Tenant's choice to conduct a survey ("Tenant's Survey"). If Tenant's Survey diverges from Landlord's Survey by more than 5% the two electrical consultants shall choose a third consultant who shall conduct a survey, whose expense shall be borne equally by Landlord and Tenant. The conclusions of the third consultant shall be binding upon the parties. Further, if the Landlord's electric rates or charges of any kind imposed thereon by the public utility corporation serving the area where the building is located are increased or if there shall be any increase in sales, excise or any similar tax imposed on electrical consumption, the additional charge for electricity shall be increased to reflect such increases without a survey.

      39.02. In the event Tenant shall be in default of its obligations to pay Base Rent or additional rent Landlord reserves the right to discontinue furnishing electric current to Tenant at any time upon not less than thirty (30) days' written notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby except the Tenant's liability for additional rent provided for in this Article shall terminate as of the date of discontinuance of the supplying of electric current. If Landlord so discontinues furnishing electric current to Tenant, Tenant shall make application directly to the public utility serving the area in which the building is located and Landlord shall permit its wires and conduits to the extent available and safely capable to be used for such purpose.

      40. All taxes, charges, costs and expenses which the Tenant is required to pay under any terms of this Lease, together with all interest and penalties that may accrue thereon, in the event of the Tenant's failure to pay such amounts and all damages, costs and expenses which the Landlord may incur by reason of any default of the Tenant or failure on the Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of nonpayment by the Tenant, the Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the nonpayment of the fixed rent. If Landlord does not receive full payment for rent (i.e., Fixed Rent and/or additional rent) within ten (10) days after the date on which payment is due, Tenant shall be liable to Landlord for interest on late payments at a rate equal to one percent above the prime lending rate then in effect for loans of Citibank, N.A. (or its successor) in the State of New York, which shall accrue on a daily basis from the date on which the payment was due to the date on which Landlord collects payment in full. However, if the collection of interest at the rate specified herein would be usurious or otherwise unenforceable, interest on late payments shall accrue at the highest lawful rate.

      41.01. If the Landlord or any successor in interest shall be an individual, joint venture, Tenants-in-common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenants-in-common, firm or partnership in respect to any of the covenants or conditions of this Lease. The Tenant shall look solely to the equity of the Landlord in the property for the satisfaction of the remedies of the Tenant in the event of a breach by the Landlord of any of the covenants or conditions of this Lease.

      41.02. Each party agrees, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

      42. All notices required herein shall be in writing, addressed to Landlord and Tenant at the addresses set forth herein, except after Tenant has commenced occupancy of the Demised Premises, notices shall be sent to the Demised Premises and shall be delivered personally or sent by certified mail, return receipt requested. The date of delivery or mailing shall be deemed to be the date on which notice is given. Either party may change the address to which notices to it are to be sent on seven (7) days prior notice.

      43. Tenant warrants to Landlord that no real estate agent or broker except BRAUN MANAGEMENT INC. and RUDES REALTY COMPANY, INC. brought about this Lease and agrees to indemnify and defend Landlord on demand against all claims made by (other) brokers and agents for fees or commissions with respect to this Lease arising from Tenant's acts.

      44. Landlord shall be entitled to cancel this Lease for the purpose of actually demolishing the Building on at least ninety (90) days prior written notice thereof, and this Lease shall come to an end on the date in such notice specified with the same force and effect as if such date were the date herein specified for the expiration hereof and the rent, including any additional rent provided for under this Lease, shall be apportioned and adjusted as of the effective date of such cancellation.

      45. Landlord shall be entitled to relocate the Tenant to any other substantial, similar or superior space in the Building for any reason whatsoever on at least sixty (60) days prior written notice thereof, and the Tenant shall remove peacefully from the premises which it is occupying on the date specified in such notice, provided that Tenant's reasonable costs of relocation shall be paid for by Landlord.

      46.01. Article 11 of this Lease is modified to the following extent. If Tenant shall desire to assign this Lease or sublet the leased premises, in whole or in part, Landlord will not unreasonably withhold or delay its prior written consent thereto provided:

      A. Tenant shall give Landlord prior notice ("Tenant's Notice") of its desire to assign this Lease or sublet all, or any portion of the Demised Premises. Tenant's Notice must be given to Landlord at least sixty (60) days, but not more than one hundred twenty (120) days prior to the date on which the assignment would become effective, or at least sixty (60) days, but not more than one hundred twenty (120) days prior to the date on which the term of the sublease would start. Tenant's Notice shall include a duplicate copy of the assignment or sublease, if one has already been executed (but such execution must be subject to Landlord's consent as herein provided) or, if the assignment or sublease has not yet been executed, Tenant's Notice shall identify the proposed assignee or subtenant and shall contain a copy of the proposed assignment or sublease which conforms in all material respects to the one that Tenant wants Landlord to consent to.

      B. An assignment shall include an assumption by the assignee, from and after the effective date of such assignment, of the performance and observance of all of the covenants and conditions in this Lease contained on Tenant's part to be performed and observed as if the assignee had executed this Lease as the original Tenant. A sublease shall specify that it is subject to this Lease and that the premises to be sublet shall be used solely for the same use permitted hereunder for Tenant. No sublease (for all or part of the Demised Premises) or assignment of this Lease shall permit further assignment or subletting (in whole or in part) without the prior written consent of Landlord in each instance.

      C. If Tenant shall give Tenant's Notice of a desire to assign this Lease, or to sublet all or part of the premises hereby leased, Landlord shall be entitled to cancel this Lease on at least sixty (60) days', but not more than one hundred twenty (120) days', prior notice thereof, and this Lease shall come to an end on the date in such notice specified, with the same force and effect as if such date were the date herein specified for the expiration hereof, and the rent (i.e., Base Rent and additional rent) provided for under this Lease shall be apportioned and adjusted as of the effective date of such cancellation. Landlord's notice of cancellation may be given at any time following Landlord's receipt of Tenant's Notice and Landlord's right of cancellation may be reasserted during the balance of the term of this Lease with respect to subsequent assignment or sublease without regard to whether or not Landlord's consent was given to any prior assignment of this Lease or sublease for all or any portion of the demised premises. Landlord's acceptance of rent shall not constitute the waiver of any of Landlord's rights.

      D. Whenever Tenant shall claim under this Article or any other part of this Lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedies therefor shall be a right to compel arbitration of the matter in dispute or to obtain specific performance, but in any event without recovery of damages;

      E. Tenant shall have no right to sublet (in whole or in part) or to assign if it is in material breach of this Lease. No assignment of this Lease and no sublease for all or any part of the Demised Premises shall relieve Tenant of liability to Landlord for breach of this Lease.

      F. In the event that the monthly rental which Tenant receives from a sublease for all or any portion of the Demised Premises permitted hereunder is greater than a sum equal to the percentage of the total area of the Demised Premises which is sublet multiplied by Tenant's rent (i.e., Base Rent and additional rent) per month, then fifty (50%) percent of the difference between said sums shall be paid to Landlord each month as additional rent. Any and all consideration required to be paid to Tenant by an assignee in connection with an assignment permitted hereunder shall be paid to Landlord by Tenant as additional rent.

      G. No subtenant or assignee shall be: an employment agency, a governmental or quasi-governmental organization; a non-for-profit corporation or organization; a current tenant, subtenant or occupant of the Building; or a prospective tenant who is negotiating with Landlord for space in the Building.

      H. Anything contained in this Article to the contrary notwithstanding, Landlord shall not be required to consent to any sublease which provides for a Base Rent per square foot per annum that is less than the quotient derived from adding Tenant's Base Rent per annum plus additional rent per annum being paid by Tenant pursuant to Article 38 at the time in question and dividing such sum by the Area of the Premises.

      46.02. Landlord shall be entitled to injunctive relief to enforce the provisions of this Article and the parties agree that irreparable injury in the form of damages to Landlord that are large, irreversible and difficult to precisely evaluate shall be deemed to result from the breach of the provisions of this Article by Tenant.

      46.03. Tenant shall not be a subtenant or an assignee pursuant to any assignment or sublease whatsoever which relates to space in the building of which the Demised Premises forms a part.

      47.01. Subject to the provisions of this Article, this lease may be assigned, or the Demised Premises may be sublet, in whole or in part, to any corporation which shall be an affiliate, subsidiary, or successor of Tenant, provided that Landlord is given prior notice of such assignment or subletting, and provided further that the Base Rent per square foot per annum to be paid by the sublessee pursuant to any sublease permitted under this Article shall not be less than the quotient derived by dividing the Base Rent per annum set forth in this Lease by the Area of the Premises.

      47.02. As used in this Article "subsidiary", "affiliate" and "successor" of Tenant shall mean the following:

      (a) An "affiliate" shall mean any corporation which controls Tenant, is controlled by Tenant or is under common control with Tenant. For this purpose, "control" shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, whether through ownership of voting securities or by contract or otherwise.

      (b) A "subsidiary" shall mean any corporation not less than fifty-one percent (51%) of whose outstanding stock shall at the time be owned by Tenant.

      (c)   A "successor" shall mean:

            (i) A corporation into which or with which Tenant is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation, or

            (ii) A corporation acquiring this Lease and the term hereby demised and a substantial portion or all of the property and assets of Tenant, provided that such corporation shall have a positive (as opposed to a negative) net worth immediately after such acquisition and such net worth is not less than Tenant's net worth immediately prior to such acquisition.

      47.03. Acquisition by Tenant of a substantial portion of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation shall be deemed a merger of such corporation into Tenant.

      47.04. An assignment of this Lease or a sublease relating to all or part of the Demised Premises pursuant to this Article shall not relieve Tenant of liability to Landlord for breach of this Lease. Tenant shall not enter into an assignment or sublease of any kind while Tenant is in default under this Lease. Tenant shall furnish Landlord, on demand, with such documents and information as Landlord may reasonably require to substantiate relationships, conditions and transactions described in this Article. No sublease for all or part of the Demised Premises and no assignment of this Lease shall permit further assignment or the subletting of all or part of the Demised premises without Landlord's prior written consent in each instance. Landlords acceptance of rent shall not constitute Landlord's waiver of any of its rights.

      48. Tenant shall have the privilege of canceling this Lease effective the day preceding the first anniversary of the Term Commencement Date, on not less than sixty (60) days prior notice to Landlord, and the Lease shall expire upon that day as if that day were the day that the Lease were to end by its original term.

      49. In addition to Article 2, Landlord warrants that Tenant may use the premises for computer hardware and digital storage service twenty four hours per day, seven days per week.

      50. Anything in Article 3. to the contrary notwithstanding, Tenant may make minor alterations and add air conditioning units, alarms and communication lines providing same do not adversely affect the Building systems.

      51. Anything in Paragraph 29(c) to the contrary notwithstanding Landlord will furnish air conditioning to the Premises if required by Tenant during the air conditioning season at hours supplementary to those set forth in Paragraph 29(c).

                               AMENDMENT AGREEMENT

      The parties to this Agreement as of January 2, 1997 are: BRAUN MANAGEMENT INC., as agent for BOWLING GREEN ASSOCIATES, L.P., ("Landlord") and GLOBECOMM, INC., ("Tenant").

      WHEREAS, Landlord and Tenant entered into a certain lease agreement dated June 25, 1996 (hereinafter, the "Lease") which provides inter alia for Tenant to rent and occupy Suite 660 (the "Original Premises") at 11 Broadway, New York, New York, and

      WHEREAS, Landlord and Tenant desire to provide for the modification of the Lease because Tenant desires to lease from Landlord approximately 720 square feet of additional office space contiguous to the Original Premises, (hereinafter, the "Additional Premises A and B"), the combined Original Premises and Additional Premises A and B, (hereinafter, the "Demised Premises") as further described in Exhibit I annexed;

      NOW THEREFORE, in consideration of the mutual covenants herein, the Landlord and Tenant. agree as follows:

1. The amendments to the Lease set forth herein are effective as of January 10, 1997 (the "Effective Date").

2. In Paragraph 37.02 provide that the Base Rent for the Demised Premises shall be as follows:

      From the Effective Date to December 31, 1998 at the rate of FORTY-EIGHT THOUSAND THREE HUNDRED DOLLARS ($48,300.00) per annum, payable in equal monthly installments of FOUR THOUSAND TWENTY-FIVE DOLLARS ($4,025.00) except that for the month of January, 1997 the adjusted and proportional Base Rent is THREE THOUSAND ONE HUNDRED TWENTY FIVE DOLLARS ($3,125.00)

      From January 1, 1999 to June 30, 2001 the Base Rent shall be at the rate of FIFTY FOUR THOUSAND SEVEN HUNDRED FORTY THOUSAND DOLLARS ($54,740.00) per annum, payable in equal monthly installments of FOUR THOUSAND FIVE HUNDRED SIXTY ONE DOLLARS AND SIXTY SEVEN CENTS ($4,561.67).

3. Tenant shall accept the Additional Premises A and B in "as is" condition, except Landlord shall, according to Building Standards, at Landlord's expense, perform the following work ("Landlord's Work") only in Additional Premises B at or about the Effective Date:

      i)    Finish ceiling

      ii) Carpet floors in style and color to be selected by Tenant from Landlord's samples.

      (iii) Open doorway between Original Premises and Additional Premises B.

4. In Paragraph 39.01 delete "$6,250.00" and "$520.83" and in their places respectively insert "$8,050 and "$670.83".

5.    REMOVED

6.    Paragraph 38.01 of the Lease is amended as follows:

      In (c) add: "From the Effective Date Tenant's Proportionate Share shall be eight tenths of one percent (.8%)."

      In (d) add "From the Effective Date the Area of the Premises with respect to the Additional Premises A and B is 720 square feet. The total rentable square footage shall be 3,220 square feet for the purposes of this Article."

7. Anything in the Lease and Amendment Agreement notwithstanding, in the event Tenant shall exercise its option to cancel Lease as provided for in
      Article 48 of the Lease, Tenant shall reimburse Landlord for the unamortized portion of Landlord's Work as shall have been completed by Landlord pursuant to Paragraph 3 of this Amendment Agreement.

8. Anything in the Lease and Amendment Agreement notwithstanding, in the event Landlord shall lease other rental space on the sixth floor of the East Wing of the Building of which the Demised Premises forms a part:

      a) Landlord shall, at its cost and expense, close the existing glass wall and door in Original Premises and open an entrance for Tenant to have access to the Demised Premises.

      b) At such time, at Landlord's option, Tenant will be required to lease 90 square feet of contiguous space ("Additional Premises C") in its then "as is" condition at the Base Rent rate of ONE THOUSAND THREE HUNDRED FIFTY DOLLARS ($1,350.00) per annum, which will be payable in equal monthly installments of ONE HUNDRED TWELVE DOLLARS AND FIFTY CENTS ($112.50) and added to the then current Base Rent..

      c) At such time the escalations and electric charges shall be increased proportionately.

9.    In all other respects the Lease shall remain the same.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                         BRAUN MANAGEMENT INC. AS AGENT FOR
                         BOWLING GREEN ASSOCIATES, L.P.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------


                         GLOBECOMM, INC.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------

                           SECOND AMENDMENT AGREEMENT

      The parties to this Agreement as of May 21, 1997 are: BRAUN MANAGEMENT INC., as agent for BOWLING GREEN ASSOCIATES, L.P., ("Landlord") and GLOBECOMM, INC., ("Tenant").

      WHEREAS, Landlord and Tenant entered into a certain lease agreement dated June 25, 1996 (hereinafter, the "Lease") which provides inter alia, for Tenant to rent and occupy Suite 660 (the "Demised Premises") at 11 Broadway, New York, New York, and

      WHEREAS, the Lease was modified by Amendment Agreement between the parties dated January 2, 1997 whereby Tenant leased from Landlord the rooms A and B in Suite 650 (the "Additional Premises") and

      WHEREAS, Landlord and Tenant desire to further modify the Lease and to lease from Landlord approximately 280 square feet of additional office space in Suite 650 not contiguous to the Demised Premises or to the Additional Premises as further described as Room D ("the Second Additional Premises") in Exhibit 1 annexed;

      NOW THEREFORE, in consideration of the mutual covenants herein, the Landlord and Tenant agree as follows:

1. The amendments to the Lease set forth herein are effective June 1, 1997 (the "Effective Date").

2. The Annual Base Rent for the Demise Premises, Additional Premises and Second Additional Premises (the "Combined Premises") is as follows:

      From the Effective Date to December 31, 1998 at the rate of FIFTY TWO THOUSAND FIVE HUNDRED DOLLARS ($52,500.00) per annum, payable in equal monthly installments of FOUR THOUSAND THREE HUNDRED SEVENTY FIVE DOLLARS ($4,375.00).

      For the two years and six months January 1, 1999 to June 30, 2001 at the rate of FIFTY NINE THOUSAND FIVE HUNDRED DOLLARS ($59,500.00) per annum, payable in equal monthly installments of FOUR THOUSAND NINE HUNDRED FIFTY EIGHT DOLLARS AND THIRTY THREE CENTS ($4,958.33)

3. Tenant shall accept the Second Additional Premises in "as is" condition except Landlord shall, at Landlord's expense, carpet Room D in style and color to be selected by Tenant from Landlord's carpet samples ("Landlord's Work").

4. In Paragraph 39.01 as amended delete "$8,050.00" and "670.83" and insert "8,750.00" and 729.17" respectively.

5. In Paragraph 37.05 delete "July 1, 1997, August 1, 1997 and September 1, 1997" and in its place insert "March 1, 1998, April 1, 1998 and May 1, 1998."

6. Article 48 of the Original Lease is amended to provide that Tenant shall also have the privilege of canceling the Lease effective February 28, 1998 under the same conditions as are otherwise in Article 48 provided.

7. Anything herein to the contrary notwithstanding, Landlord shall have the right for any reason whatsoever to recapture from Tenant the Second Additional Premises on thirty (30) days notice to the Tenant and Tenant shall promptly and peaceably remove therefrom on the date as specified in Landlord's notice, and upon such removal, the Base Rent and additional rent shall revert to the rates that prevailed before this Second Amendment Agreement took effect.

8. Tenant shall not interfere with Landlord's use of those portions of Suite 650 not leased to Tenant.

9.    In all other respects the Lease shall remain the same.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                         BRAUN MANAGEMENT INC. AS AGENT FOR
                         BOWLING GREEN ASSOCIATES, L.P.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------


                         GLOBECOMM, INC.


                         By: /s/ [ILLEGIBLE]              5/29/97
                            -------------------------------------

                            THIRD AMENDMENT AGREEMENT

      The parties to this Agreement as of August 1, 1997 are: BRAUN MANAGEMENT INC., as agent for BOWLING GREEN ASSOCIATES, L.P., ("Landlord") and GLOBECOMM, INC., ("Tenant").

      WHEREAS, Landlord and Tenant entered into a certain lease agreement dated June 25, 1996 (hereinafter, the "Lease") which provides inter alia, for Tenant to rent and occupy Suite 660 (the "Demised Premises") at 11 Broadway, New York, New York, and

      WHEREAS, the Lease was modified by Amendment Agreement between the parties dated January 2, 1997 and further modified by Second Amendment Agreement dated May 21, 1997 whereby Tenant leased from Landlord Room D in Suite 650 (the "Second Additional Premises") and

      WHEREAS, Landlord and Tenant desire to further modify the Lease so as to add approximately 1,000 square feet not contiguous to the Demised Premises, more specifically described as Room C, consisting of ninety square feet; Room 2, consisting of 216 square feet; Room 4, consisting of 278 square feet; Room 5, consisting of 156 square feet; Room 6, consisting of 133 square feet; and Room 7 consisting of 127 square feet ("the Third Additional Premises") as described in Exhibit A annexed;

      NOW THEREFORE, in consideration of the mutual covenants herein, the Landlord and Tenant. agree as follows:

1. The amendments to the Lease set forth herein are effective as of August 1, 1997 (the "Effective Date").

2. The Annual Base Rent for the Demised Premises, and Third Additional Premises (the "Combined Premises") is as follows:

      From the Effective Date to December 31, 1998 at the rate of SIXTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($67,500.00) per annum, payable in equal monthly installments of FIVE THOUSAND SIX HUNDRED TWENTY FIVE DOLLARS ($5,625.00).

      For the two years and six months January 1, 1999 to June 30, 2001 at the rate of SEVENTY SIX THOUSAND FIVE HUNDRED DOLLARS ($76,500.00) per annum, payable in equal monthly installments of SIX THOUSAND THREE HUNDRED SEVENTY FIVE DOLLARS ($6,375.00).

3. Tenant shall accept the Third Additional Premises in "as is" condition except Landlord shall, at Landlord's expense, perform the following work ("Landlord's Work") at or about the Effective Date:

      1.    Construct archway at entrance of Room #C
      2.    Construct a wall in Room #2.

4.    In 38.01 delete (c) and (d) and in their place insert the following:

      "(c) "Tenant's Proportionate Share" shall mean one and thirteen hundredths of one percent (1.13%)

      (d) "Area of the Premises" shall mean the rentable square foot area of the Demised Premises (which the parties have agreed shall be 4,500 square feet.)"

5. In Paragraph 3901 as amended delete "$8,750.00" and "$729.17" and insert "$11,250.00" and "$937.50" respectively.

6. Anything herein to the contrary notwithstanding, Landlord shall have the right for any reason whatsoever to recapture from Tenant the entire Combined Premises or any part thereof on thirty (30) days notice to the Tenant and Tenant shall promptly and peaceably remove therefrom on the date as specified in Landlord's notice, and upon such removal, the Base Rent and additional rent shall revert to the rates that prevailed before this Third Amendment Agreement took effect.

7. Tenant shall, upon execution hereof pay an additional sum of $2,000.00 to Landlord as additional Security under the Lease for a total Security of $8,250.00.

8.    In all other respects the Lease shall remain the same.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                         BRAUN MANAGEMENT INC. AS AGENT FOR
                         BOWLING GREEN ASSOCIATES, L.P.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------


                         GLOBECOMM, INC.


                         By: /s/ [ILLEGIBLE]               8/6/97
                            -------------------------------------

                           FOURTH AMENDMENT AGREEMENT

      The parties to this Agreement as of August 20, 1997 are: BRAUN MANAGEMENT INC., as agent for BOWLING GREEN ASSOCIATES, L.P., ("Landlord") and GLOBECOMM, INC., ("Tenant").

      WHEREAS, Landlord and Tenant entered into a certain lease agreement dated June 25, 1996 (hereinafter, the "Lease") which provides inter alia, for Tenant to rent and occupy Suite 660 (the "Demised Premises") at 11 Broadway, New York, New York, and

      WHEREAS, the Lease was modified by Amendment Agreement between the parties dated January 2, 1997, whereby Tenant leased from Landlord Rooms A and B ("Additional Premises A & B") and further modified by Second Amendment Agreement dated May 21, 1997 whereby Tenant leased from Landlord Room D in Suite 650 (the "Second Additional Premises") and further modified by Third Amendment Agreement dated August 1, 1997 whereby Tenant leased from Landlord Room C, Room 2, Room 4, Room 6 and Room 7 in Suite 650 (the "Third Additional Premises"); and all of the above were described herein, collectively as (the "Combined Premises"), and

      WHEREAS, Landlord and Tenant desire to further modify the Lease so as to add approximately 2,700 square feet to the Combined Premises, more specifically described as Rooms 8, 9, 10 and 11 in Suite 650, ("the Fourth Additional Premises") as described in Exhibit A annexed;

      NOW THEREFORE, in consideration of the mutual covenants herein, the Landlord and Tenant, agree as follows:

1. The amendments to the Lease set forth herein are effective as of September 1, 1997 (the "Effective Date").

2. The Annual Base Rent for the Combined Premises, and the Fourth Additional Premises (the "Amended Combined Premises") is as follows:

      From the Effective Date to September 30, 1997 the rent will be EIGHT THOUSAND FOUR HUNDRED FIFTY DOLLARS ($8,450.00).

      From the October 1, 1997 to December 31, 1998 at the rate of ONE HUNDRED EIGHT THOUSAND DOLLARS ($108,000.00) per annum, payable in equal monthly installments of NINE THOUSAND DOLLARS ($9,000.00).

      For the two years and six months January 1, 1999 to June 30, 2001 at the rate of ONE HUNDRED TWENTY-TWO THOUSAND FOUR HUNDRED ($122,400.00) per annum, payable in equal monthly installments of TEN THOUSAND TWO HUNDRED DOLLARS ($10,200.00).

3. Tenant shall accept the Fourth Additional Premises in "as is" condition except Landlord shall, at Landlord's sole cost and expense at or about the commencement of the term according to Building Standards perform the following work ("Landlord's Work"):

      1.    Remove wall between Room 10 and 11.

      2.    Carpet outside of bathroom and entrance.

      3.    Carpet one (1) room of the original space which has no carpet

      4.    Venetian blinds where needed.

      5.    Go install a door in Room 2.

      6.    Carpet Room 8 where there's no carpet.

4.    In 38.01 delete (c) and (d) and in their place insert the following:

      "(c) "Tenant's Proportionate Share" shall mean one and eight tenths of one percent (1.8%).

      (d) "Area of the Premises" shall mean the rentable square foot area of the Demised Premises which the parties have agreed shall be 7,200 square feet."

5. In Paragraph 39.01 as amended delete "$11,250.00 "and "$937.50" and insert "$18,000.00" and "$1,500.00" respectively.

6. Anything herein to the contrary notwithstanding, Landlord shall have the right for any reason whatsoever to recapture from Tenant the entire Amended Combined Premises or any part thereof on thirty (30) days notice to the Tenant and Tenant shall promptly and peaceably remove therefrom on the date as specified in Landlord's notice, and upon such removal, the Base Rent and additional rent shall thereafter be apportioned on a per rental foot basis according to the rental rates prevailing in this Fourth Amendment Agreement.

7. Tenant shall, upon execution hereof pay the sum of $1,950.00 to Landlord as additional Security under the Lease for a total Security of $10,200.00.

8. Anything in the Lease and Amendment Agreement notwithstanding, in the event Tenant shall exercise its option to cancel Lease as provided for in
      Article 48 of the Lease, Tenant shall reimburse Landlord shall for the unamortized portion of Landlord's Work as shall have been completed by Landlord pursuant to Paragraphs 3 of the First, the Second, the Third Amendment and Fourth Amendment Agreements.

9.    In all other respects the Lease shall remain the same.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                         BRAUN MANAGEMENT INC. AS AGENT FOR
                         BOWLING GREEN ASSOCIATES, L.P.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------


                         GLOBECOMM, INC.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------

                                   EXHIBIT A

                               [GRAPHIC OMITTED]

                            FIFTH AMENDMENT AGREEMENT

      The parties to this Agreement as of February 3, 1998 are: BRAUN MANAGEMENT INC. as agent for BOWLING GREEN ASSOCIATES, L.P., ("Landlord") and GLOBECOMM, INC. ("Tenant").

      WHEREAS, Landlord and Tenant entered into a certain lease agreement dated June 25, 1996 (hereinafter, the "Lease") which provides inter alia, for Tenant to rent and occupy Suite 660 (the "Demised Premises") at 11 Broadway, New York, New York, and

      WHEREAS, the Lease was modified by Amendment Agreement between the parties dated January 2, 1997, whereby Tenant leased from Landlord Rooms A and B ("Additional Premises A & B") and further modified by Second Amendment Agreement dated May 21, 1997 whereby Tenant leased from Landlord Room D in Suite 650 (the "Second Additional Premises") and further modified by Third Amendment Agreement dated August 1, 1997 whereby Tenant leased from Landlord Room C, Room 2, Room 4, Room 6 and Room 7 in Suite 650 (the "Third Additional Premises"); and further modified by Fourth Amendment Agreement dated August 20, 1997 whereby Tenant leased from Landlord Rooms 8, 9, 10 and 11 in Suite 650 (the "Fourth Additional Premises"), and all of the above were described herein, collectively as (the "Combined Premises") and

      WHEREAS, Landlord and Tenant desire to further modify the Lease so as to add approximately 2,710 square feet to the Combined Premises, more specifically described as all the remaining space in Suite 650, ("the Fifth Additional Premises") as described in Exhibit A annexed.

      NOW THEREFORE, in consideration of the mutual covenants herein, the Landlord and Tenant, agree as follows:

1. The amendments to the Lease set forth herein are effective as of March 10, 1998 (the "Effective Date").

2. The Annual Base Rent for the Combined Premises, including the Fifth Additional Premises (the "Amended Combined Premises") is as follows:

      From the Effective Date to December 31, 1998 the rent will be ONE HUNDRED FORTY-EIGHT THOUSAND SIX HUNDRED FIFTY DOLLARS ($148,650.00) per annum, payable in equal monthly installments of TWELVE THOUSAND THREE HUNDRED EIGHTY-SEVEN DOLLARS and FIFTY CENTS ($12,387.50). The Base Rent installment for the Fifth Additional Premises for the period extending from the Effective Date to March 31, 1998 is SEVEN THOUSAND NINE HUNDRED SIXTY-THREE DOLLARS and THIRTY-EIGHT

      ($7,963.38), which will be paid upon execution hereof.

      From January 1, 1999 to the Expiration Date, the at the rate of ONE HUNDRED SIXTY-EIGHT THOUSAND FOUR HUNDRED SEVENTY DOLLARS ($168,470.00) per annum, payable in equal monthly installments of FOURTEEN THOUSAND THIRTY-NINE DOLLARS and SEVENTEEN CENTS ($14,039.17).

3. Tenant shall accept the Fifth Additional Premises in "as is" condition except Landlord shall, at Landlord's sole cost and expense at or about the commencement of the term according to Building Standards perform the following work ("Landlord's Work")

      1. Provide and install carpeting to be selected by Tenant from Landlord's standard samples in additional space only.

      2. Paint walls and trim in color to be selected from Landlord's standard paint chart in the additional space only.

      3.    Construct three (3) offices.

4.    In 38.01 delete (c) and (d) and in their place insert the following:

      "(c) "Tenant's Proportionate Share" shall mean two and thirty-four hundredths of one percent (2.34%).

      (d) "Area of the Premises" shall mean the rentable square foot area of the Demised Premises which the parties have agreed shall be 9,910 square feet."

5. In Paragraph 39.01 as amended delete "$18,000.00" and "$1,500.00" and insert "$24,775.00" and "$2,064.58" respectively.

6. Anything herein to the contrary notwithstanding, Landlord shall have the right for any reason whatsoever to recapture from Tenant the entire Amended Combined Premises or any part thereof on thirty (30) days notice to the Tenant and Tenant shall promptly and peaceably remove therefrom on the date as specified in Landlord's notice, and upon such removal, the Base Rent and additional rent shall thereafter be apportioned on a per rental foot basis according to the rental rates prevailing in this Fifth Amendment Agreement.

7. Tenant shall, upon execution hereof pay the sum of $3,839.17 to Landlord as additional Security under the Lease for a total Security of $14,039.17.

8. Anything in the Lease and Amendment Agreement notwithstanding, in the event Tenant shall exercise its option to cancel Lease as provided for in
      Article 48 of the Lease, Tenant shall reimburse Landlord shall for the unamortized portion of Landlord's Work as shall have been completed by Landlord pursuant to Paragraphs 3 of the First, Second, Third, Fourth and Fifth Amendment Agreements.

9. Article 48 of the Original Lease is amended to provide that Tenant shall also have the privilege of canceling the Lease effective June 31, 1998 under the same conditions as are otherwise in Article 48 provided.

10.   In all other respects the Lease shall remain the same.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                         BRAUN MANAGEMENT INC. AS AGENT FOR
                         BOWLING GREEN ASSOCIATES, L.P.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------


                         GLOBECOMM, INC.


                         By: /s/ [ILLEGIBLE]
                            -------------------------------------

                            SIXTH AMENDMENT AGREEMENT

      The parties to this Agreement as of May 21, 1998 are: BRAUN MANAGEMENT INC., as agent for BOWLING GREEN ASSOCIATES, L.P., ("Landlord") and GLOBECOMM INC., ("Tenant").

      WHEREAS, Landlord and Tenant entered into a certain lease agreement dated June 25, 1996 (hereinafter, the "Lease") which provides inter alia, for Tenant to rent and occupy Suite 660 (the "Demised Premises") at 11 Broadway, New York, New York, and

      WHEREAS, the Lease was modified by Amendment Agreement between the parties dated January 2, 1997, whereby Tenant leased from Landlord Rooms A and B ("Additional Premises A & B") and further modified by Second Amendment Agreement dated May 21, 1997 whereby Tenant leased from Landlord Room D in Suite 650 (the "Second Additional Premises") and further modified by Third Amendment Agreement dated August 1, 1997 whereby Tenant leased from Landlord Room C, Room 2, Room 4, Room 6 and Room 7 in Suite 650 (the "Third Additional Premises"); and further modified by Fourth Amendment Agreement dated August 20, 1997 whereby Tenant leased from Landlord Rooms 8, 9, 10 and 11 in Suite 650 (the "Fourth Additional Premises"), and further modified by Fifth Amendment Agreement dated February 3, 1998 whereby Tenant leased from Landlord 2,710 square feet more specifically described as all the remaining space in Suite 650 (the "Fifth Additional Premises"), and all of the above were described to herein, collectively as (the "Combined Premises") and

      WHEREAS, Landlord and Tenant desire to further modify the Lease so as to add the balance of the sixth floor consisting of approximately 9,300 square feet (the "Sixth Additional Premises") which will then become part of the Combined Premises, as further described in Exhibit A annexed; and

            NOW THEREFORE, in consideration of the mutual covenants herein, the Landlord and Tenant. agree as follows:

1. The amendments to the Lease set forth herein are effective as of June 1, 1998 (the "Effective Date").

2.    The Base Rent for the Combined Premises, is as follows:

      From the Effective Date to September 30, 1998 the Annual Base Rent will be TWO HUNDRED EIGHTEEN THOUSAND FOUR HUNDRED DOLLARS ($218,400.00) per annum, payable in equal monthly installments of EIGHTEEN THOUSAND TWO HUNDRED DOLLARS ($18,200.00).

      From October 1, 1998 to December 31, 1998 the Annual Base Rent will be TWO HUNDRED EIGHTY EIGHT THOUSAND ONE HUNDRED FIFTY DOLLARS ($288,150.00), payable in equal monthly payments of TWENTY FOUR THOUSAND TWELVE DOLLARS AND FIFTY CENTS ($24,012.50).

      From January 1, 1999 to June 30, 2001 the annual Base Rent shall be THREE HUNDRED TWENTY SIX THOUSAND FIVE HUNDRED SEVENTY DOLLARS ($326,570.00) payable in equal monthly installments of TWENTY SEVEN THOUSAND TWO HUNDRED FOURTEEN DOLLARS AND SEVENTEEN CENTS ($27,414.17).

3. Tenant shall accept the Sixth Additional Premises in "as is" condition except Landlord shall, at Landlord's sole cost and expense at or about the commencement of the term according to Building Standards perform the following work in the Sixth Additional Premises only ("Landlord's Work"):

      a. In the Southern half of the Building's West wing at or about the Effective Date

            i. Provide and install carpeting to be selected by Tenant from Landlord's standard samples.

            ii. Paint walls and trim in color to be selected from Landlord's standard paint chart.

            iii. Construct five (5) offices and three (3) doors (per plan annexed as Exhibit A).

      b. In the Northern half of the Building's West wing at or about October 1, 1998.

            i. Provide and install carpeting to be selected by Tenant from Landlord's standard samples.

            ii. Paint walls and trim in color to be selected from Landlord's standard paint chart.

            iii.  Construct ten (10) cubicles (per plan annexed as Exhibit A)

      c.    In the existing space 8:

            i.    Extend half-walls up to the ceiling.

            ii.   Provide and install doors in new partitions.

4.    In 38.01 delete (c) and (d) and in their place insert the following:

      c. "Tenant's Proportionate Share" shall mean four and fifty-four hundredths of one percent (4.54%).

      d. "Area of the Premises" shall mean the rentable square foot area of the Demised Premises which the parties have agreed shall be 19,210 square feet."

5. In Paragraph 39.01 as amended delete "$24,775" and "$2,064.58" and insert "$36,400.00" and "$3,033.33" respectively for the period June 1, 1998 through September 30, 1998 and insert "$48,025.00" and "$4,002.08"
      respectively for the period October 1, 1998 through June 30, 2001.

6. Anything herein to the contrary notwithstanding, Landlord shall have the right for any reason whatsoever to recapture from Tenant the entire Combined Premises or any part thereof on sixty (60) days notice to the Tenant and Tenant shall promptly and peaceably remove therefrom on the date as specified in Landlord's notice, and upon such removal, the Base Rent and additional rent shall thereafter be apportioned on a per rental foot basis according to the rental rates prevailing in this Sixth Amendment Agreement.


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

7. Tenant shall, upon execution hereof remit the sum of $13,177.97 to Landlord as additional Security under the Lease for a total Security of $27,217.97.

8. Article 48 is deleted and in its place insert the following: "Tenant shall have the privilege of canceling this lease effective September 30, 1999 on not less than sixty (60) days prior written notice to Landlord and the Lease shall expire on that day as if that day was the day that the Lease was to expire upon by its original term. In the event Tenant shall exercise its option to cancel Lease as hereinabove provided, Tenant shall reimburse Landlord shall for the unamortized portion of Landlord's Work as shall have been completed by Landlord pursuant to Paragraphs 3 of the First, Second, Third, Fourth Fifth and Sixth Amendment Agreements.

9. Tenant may station a receptionist in the Northern half of the Sixth Additional Premises on and after the Effective Date.

10. Anything in Paragraph 9 above to the contrary notwithstanding in the event Tenant occupies the Northern half of the Building's West Wing for the purpose of operation of its business before October 1, 1998, the Base Rent applicable to the period October 1, 1998 to December 31, 1998 shall be advanced to the date that such operation begins. Base Rent shall be computed on a per diem basis if such occupancy occurs on any day other than the first day of a calendar month.

11.   In all other respects the Lease shall remain the same.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                                    BRAUN MANAGEMENT INC. AS AGENT FOR
                                    BOWLING GREEN ASSOCIATES, L.P.

                                    By: /s/ M. Braun
                                        --------------------------------


                                    GLOBECOMM, INC.

                                    By: /s/ Bob Helfant      6/2/98
                                        --------------------------------


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